UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

LOCAL BOUNTI CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40125	98-1584830
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 W. Main St.

Hamilton, MT 59840

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (800) 640-4016

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value of $0.0001 per share	LOCL	New York Stock Exchange
Warrants, each exercisable for one share of Common Stock for $11.50 per share	LOCL WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2023, the Board of Directors (the “Board”) of Local Bounti Corporation (“Local Bounti,” the “Company,” “we,” “us,” or “our”) appointed Anna Fabrega as the Chief Executive Officer and principal executive officer of the Company, effective as of June 5, 2023.

Ms. Fabrega, age 44, previously served as Chief Executive Officer of Freshly, LLC, a direct-to-consumer fresh prepared food subscription service, from October 2021 to November 2022. Ms. Fabrega initially joined Freshly as Chief Commercialization Officer in January 2021. Prior to joining Freshly, from October 2011 to January 2021, Ms. Fabrega served in successively more senior leadership roles with Amazon.com, Inc. (Nasdaq: AMZN), a multinational technology company, including Managing Director of Amazon Go and Amazon Kitchen, Director of Amazon Go Category Leader, General Manager of Amazon Sports, and Senior Manager, Marketing and Third-Party Marketplace – Sporting Goods. Ms. Fabrega previously held brand-strategy, product, and operational roles with Microsoft (Nasdaq: MSFT), a technology company; Stripes, a convenience store chain; and McMaster-Carr, a supply company. Ms. Fabrega has served as a board member of American Public Education, Inc. (Nasdaq: APEI) since May 2022, where she serves as a member of the Audit Committee. Ms. Fabrega earned a B.A. in International Business from the University of Florida and an M.B.A. from the Kellogg School of Management at Northwestern University.

There are no family relationships between Ms. Fabrega and any director or executive officer of the Company, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Ms. Fabrega’s appointment as Chief Executive Officer, the Company entered into an employment agreement (the “Employment Agreement”) and Offer Letter (the “Offer Letter”) with Ms. Fabrega that provide for the following benefits, among other provisions: an annual base salary of $500,000; restricted stock units underlying 2,750,000 shares of the Company’s common stock, vesting over four years or, if Ms. Fabrega’s employment terminates due to an involuntary termination (as defined in the Employment Agreement) before June 5, 2024, a prorated portion of such award; a one-time bonus valued at $350,000 if employed by the Company on June 5, 2024, payable in cash or common stock at the Board’s discretion, or, if Ms. Fabrega’s employment terminates due to an involuntary termination (as defined in the Employment Agreement) before June 5, 2024, a prorated portion of such bonus. Under the Employment Agreement, if Ms. Fabrega separates from service (a) due to termination by us for a reason other than (x) Cause (as defined in the Employment Agreement), (y) the employee becoming Disabled (as defined in the Employment Agreement) or (z) the employee’s death, or (b) due to resignation by the employee on account of Good Reason (as defined in the Employment Agreement) (each, an “Involuntary Termination”) under either of the following circumstances, the employee will be entitled to their salary and other benefits accrued through the separation date and, subject to the employee executing a release and general waiver of claims in favor of Local Bounti and adhering to the applicable restrictive covenants (other than with respect to accrued benefits), the employee will be entitled to the following respective additional severance benefits:

•

If the Involuntary Termination occurs at any time other than at or during the 12-month period immediately following a Change in Control (as defined in the Company’s 2021 Equity Incentive Plan), (a) continuing salary payments for a period of nine months, (b) COBRA reimbursement payments for a period of nine months, and (c) if the employee’s termination date is at least 12 months following the employee’s start date with Local Bounti, all of the employee’s unvested and outstanding equity awards that would have become vested had employee remained in Local Bounti’s employ for the 12-month period following the employee’s termination of employment will immediately vest and become exercisable as of the date of the employee’s termination.

•

If the Involuntary Termination occurs during the 12-month period immediately following a Change in Control, then in lieu of the above, (a) a lump sum severance payment equal to 1.5 times the employee’s base salary, (b) COBRA reimbursement payments for a period of 18 months, and (c) if the employee’s termination date is at least 12 months following the employee’s start date with Local Bounti, all of the employee’s unvested and outstanding equity awards will immediately vest and become exercisable as of the date of the employee’s termination.

Ms. Fabrega also entered into the Company’s standard agreements with the Company providing for (1) confidentiality and non-disparagement obligations applicable during Ms. Fabrega’s term and following the termination thereof for any reason, (2) a standard intellectual property assignment provision, and (3) a non-solicitation provision applicable during Ms. Fabrega’s term and during the one-year period following the termination thereof for any reason.

Ms. Fabrega will also be eligible to participate in the Company’s equity incentive plans and long-term incentive plans and other benefits available to the Company’s executive officers. In addition, the Company entered into an indemnification agreement with Ms. Fabrega on terms substantially similar to the terms of the form of indemnification agreement filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on November 22, 2021.

The foregoing description of the Employment Agreement and Offer Letter does not purport to be complete and is qualified in its entirety by reference to the full text of the Employment Agreement and Offer Letter filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Craig Hurlbert, who has served as the Co-Chief Executive Officer and principal executive officer and as Chairman and member of the Board since November 2021, will become the Senior Vice President of Strategy of the Company, effective as of June 5, 2023. Mr. Hurlbert will continue to serve as a member of the Board.

Travis Joyner, who has served as the Co-Chief Executive Officer and as a member of the Board since November 2021, will become Chief Technology Officer of the Company, effective as of June 5, 2023. Mr. Joyner will continue to serve as a member of the Board and, effective June 5, 2023, will assume the role of Chairman of the Board.

The Company has entered into amended and restated employment agreements (“A&R Employment Agreements”) with Messrs. Hurlbert and Joyner, in connection with their appointments as Senior Vice President of Strategy and Chief Technology Officer, respectively, which will become effective June 5, 2023. Effective as of June 5, 2023, the base salary for each of Messrs. Hurlbert and Joyner will be $125,000 and $375,000, respectively. Under the A&R Employment Agreements, if the employee separates from service (a) due to termination by us for a reason other than (x) Cause (as defined in the A&R Employment Agreements), (y) the employee becoming Disabled (as defined in the A&R Employment Agreements) or (z) the employee’s death, or (b) due to resignation by the employee on account of Good Reason (as defined in the A&R Employment Agreements) (each, an “A&R Involuntary Termination”) under either of the following circumstances, the employee will be entitled to their salary and other benefits accrued through the separation date and, subject to the employee executing a release and general waiver of claims in favor of Local Bounti and adhering to the applicable restrictive covenants (other than with respect to accrued benefits), the employee will be entitled to the following respective additional severance benefits:

•

If the A&R Involuntary Termination occurs at any time other than at or during the 12-month period immediately following a Change in Control (as defined in the Company’s 2021 Equity Incentive Plan), (a) continuing salary payments for a period of six months, (b) COBRA reimbursement payments for a period of six months, and (c) if the employee’s termination date is at least 12 months following the employee’s start date with Local Bounti, all of the employee’s unvested and outstanding equity awards that would have become vested had employee remained in Local Bounti’s employ for the 12-month period following the employee’s termination of employment will immediately vest and become exercisable as of the date of the employee’s termination.

•

If the A&R Involuntary Termination occurs during the 12-month period immediately following a Change in Control, then in lieu of the above, (a) a lump sum severance payment equal to 1.5 times the employee’s base salary, (b) COBRA reimbursement payments for a period of 18 months, and (c) if the employee’s termination date is at least 12 months following the employee’s start date with Local Bounti, all of the employee’s unvested and outstanding equity awards will immediately vest and become exercisable as of the date of the employee’s termination.

The foregoing description of the A&R Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, the form of which was filed as Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the SEC on November 24, 2021, and incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On May 25, 2023, the Company issued a press release announcing the events described in Item 5.02 above. A copy of the Company’s press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.2, will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, and will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Notice Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K and the documents incorporated by reference herein include “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. In some cases, you can identify these forward-looking statements by the use of terms such as “expect,” “anticipate,” “believe,” “continue,” “estimate,” “intend,” “may,” “plan,” “project,” “seek,” “should,” “target,” “will,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements including, but not limited to: development of technology and projections of market opportunity and market share. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from results expressed or implied in this press release. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: Local Bounti’s ability to generate significant revenue; the risk that Local Bounti may never achieve or sustain profitability; the risk that Local Bounti could fail to effectively manage its future growth; the risk that Local Bounti will fail to obtain additional necessary capital when needed on acceptable terms or at all; Local Bounti’s ability to complete the build out of its current or additional facilities in the future; Local Bounti’s reliance on third parties for construction, the risk of delays relating to material delivery and supply chains, and fluctuating material prices; Local Bounti’s ability to scale its operations and decrease its cost of goods sold over time; the potential for damage to or problems with Local Bounti’s CEA facilities; the impact that current or future acquisitions, investments or expansions of scope of existing relationships have on Local Bounti’s business, financial condition, and results of operations; unknown liabilities that may be assumed in acquisitions; restrictions contained in Local Bounti’s debt facility agreements with Cargill Financial Services International, Inc.; Local Bounti’s ability to attract and retain qualified employees; Local Bounti’s ability to develop and maintain its brand or brands; Local Bounti’s ability to achieve its sustainability goals; Local Bounti’s ability to maintain its company culture or focus on its vision as it grows; Local Bounti’s ability to execute on its growth strategy; the risk of diseases and pests destroying crops; Local Bounti’s ability to compete successfully in the highly competitive natural food market; Local Bounti’s ability to defend itself against intellectual property infringement claims; Local Bounti’s ability to effectively integrate the acquired operations of any CEA or similar operations which it acquires into its existing operations; changes in consumer preferences, perception, and spending habits in the food industry; the risk that seasonality may adversely impact Local Bounti’s results of operations; Local Bounti’s ability to repay, refinance, restructure, or extend its indebtedness as it comes due; Local Bounti’s ability to comply with the continued listing requirements of the New York Stock Exchange; and other risks and uncertainties indicated from time to time, including those under “Risk Factors” and “Forward-Looking Statements” in Local Bounti’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 31, 2023, as supplemented by other reports and documents Local Bounti files from time to time with the SEC. Local Bounti cautions that the foregoing list of factors is not exclusive and cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date hereof. Local Bounti does not undertake or accept any obligation or undertaking to update or revise any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	CEO Employment Agreement, effective June 5, 2023, by and between the Company and Anna Fabrega

10.2+	Offer Letter between the Company and Anna Fabrega

10.3	Form of Employment with Executive Officers (other than Chief Executive Officers) of Local Bounti Corporation (incorporated by reference to Exhibit 10.10 to the Company’s Current Report on Form 8-K, filed with the SEC on November 24, 2021)

99.1	Press Release, dated May 25, 2023

104	Cover Page Interactive Data File (formatted as Inline XBRL)

+

Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and is the type that the registrant treats as private or confidential. A copy of omitted information will be furnished to the Securities and Exchange Commission upon request; provided, however, that the parties may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any document so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	Local Bounti Corporation

	By:	/s/ Kathleen Valiasek
	Name:	Kathleen Valiasek
	Title:	Chief Financial Officer